UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5225
Oppenheimer Quest for Value Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  October 31
Date of reporting period:  10/31/2008

Item 1.  Reports to Stockholders.

October 31, 2008

Oppenheimer Quest Balanced Fund[SM]

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

October 31, 2008 Oppenheimer Management Quest Balanced Commentaries
and FundSM Annual Report
M A N A G E M E N T C O M M E N TA R I E S
Market Recap and Outlook Listing of Top Holdings
A N N U A L R E P O RT
Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	9.4%
Insurance	5.4
Biotechnology	4.8
Pharmaceuticals	4.8
Health Care Providers & Services	4.7
Household Products	4.5
Industrial Conglomerates	4.2
Aerospace & Defense	3.9
Real Estate Investment Trusts	3.1
Consumer Finance	2.5
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on net assets.
Top Ten Common Stock Holdings

ConocoPhillips	4.8%
Colgate-Palmolive Co.	4.5
General Electric Co.	4.2
Boeing Co.	3.9
WellPoint, Inc.	3.4
Biogen Idec, Inc.	3.0
Annaly Mortgage Management, Inc.	2.6
XTO Energy, Inc.	2.5
Capital One Financial Corp.	2.5
Sepracor, Inc.	2.5
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on net assets. For up-to-date Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
7 | OPPENHEIMER QUEST BALANCED FUND

TOP HOLDINGS AND ALLOCATIONS
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on the total market value of investments.
8 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended October 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. Oppenheimer Quest Balanced Fund, which invests in both stocks and bonds, outperformed the Standard & Poor’s 500 Index but underperformed the Lehman Brothers Aggregate Bond Index, now renamed as the Barclays Capital Aggregate Index. We attribute the lagging results primarily to poor returns for our investments in securities of financial services companies. The impact of the financial services exposure was partially mitigated by three factors: our cautious positioning and stock selection in the consumer sectors; the positioning of the Fund’s bond portfolio, which fared better than the Barclays Capital index; and reducing the equity exposure to approximately 50% of assets during some of the worst of the turbulence, from approximately August through part of October.
     We were aware that the risks in the financial services sectors related to mortgages were substantial, and for much of the period we limited our exposure to individual financial-sector companies to levels below what we would normally allow. Nonetheless, the equity portfolio was overweighted in financial-sector stocks taken as a whole, in the belief that the valuations and long-term dynamics were favorable. As the credit crisis gained in severity, it caused disruptions in areas we had not anticipated, such as insurers. Our holdings in companies that suffered losses due to mortgages, or due to the restrictive credit-market conditions and widening credit spreads, became the largest detractors from performance. Chief among them were residential mortgage originator Countrywide Credit Corp. (which we exited after a substantial loss); insurance-and-investment firms The Hartford Financial Services Group, Inc. and Prudential Financial, Inc.; and regional bank National City Corp. (all of which we have retained).
     The Fund’s fixed income portfolio also experienced financial services-related losses, most notably from a bond issued by Lehman Brothers Holdings Inc., a once-preeminent investment bank that declared bankruptcy during the reporting period. Despite this, the overall positioning of the bond portfolio was a net contributor to the Fund’s total return. This was due to strictly limiting the investments in asset-backed securities, especially privately issued (i.e., not federally guaranteed) mortgage-backed securities, one of the most volatile sectors of the fixed income markets during the period. The Fund also benefited from well-timed investments in more traditional mortgage-backed securities. For example, we added residential mortgage-backed securities when the sector was under duress, held the securities through a rally and sold later. We also took advantage of springtime hedge
9 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
fund liquidations to buy collateralized mortgage obligations (CMOs) at a discount. Both strategies were additive to results.
     As the end of the period approached, we reduced the fixed-income portfolio’s duration (i.e., its sensitivity to interest rate movements) and underweighted Treasury securities in favor of high grade corporate securities, taking advantage of unusually high credit spreads. We believe that the massive liquidity and stimulus initiatives now contemplated or already in place will begin to stabilize the economy, and then credit spreads will narrow.
     To a small extent, the financial-services related losses also were offset by gains for stocks in a variety of sectors. We favored consumer staples stocks such as discount retailer Wal-Mart Stores, Inc., and consumer discretionary stocks that, in our view, were less vulnerable to an economic slowdown. Also contributing to performance was industrial services company ChoicePoint Asset Company LLC. Earnings at Wal-Mart held up better than at most competitors as consumers grew more price-conscious. ChoicePoint provides information services to insurance companies and has a strong and stable market position. It was acquired at a premium. Apollo Group—probably best known for its University of Phoenix—is a leading provider of higher education for working adults. During economic downturns, enrollment often rises as workers seek to improve skills. We exited our positions in Apollo Group, ChoicePoint and Wal-Mart and took profits there during the reporting period.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on May 1, 2000. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
10 | OPPENHEIMER QUEST BALANCED FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 10/31/08
1-Year -39.23% 5-Year -3.93% 10-Year 0.97%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 16 for further information.
11 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 10/31/08
1-Year –38.81% 5-Year –3.85% 10-Year 1.17%
12 | OPPENHEIMER QUEST BALANCED FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 10/31/08
1-Year –36.51% 5-Year –3.48% 10-Year 0.89%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 16 for further information.
13 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 10/31/08
1-Year –36.25% 5-Year –3.08% Since Inception (3/1/01) –2.18%
14 | OPPENHEIMER QUEST BALANCED FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class Y Shares of the Fund at 10/31/08
1-Year –35.35% 5-Year –2.50% Since Inception (5/1/00) 0.05%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 16 for further information.
15 | OPPENHEIMER QUEST BALANCED FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
16 | OPPENHEIMER QUEST BALANCED FUND

Class Y shares of the Fund were first publicly offered on 5/1/00. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER QUEST BALANCED FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of
18 | OPPENHEIMER QUEST BALANCED FUND

the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	May 1, 2008	October 31, 2008	October 31, 2008
Class A	$1,000.00	$725.60	$5.70
Class B	1,000.00	723.00	9.02
Class C	1,000.00	723.40	8.85
Class N	1,000.00	724.70	6.75
Class Y	1,000.00	726.90	4.18

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.55	6.67
Class B	1,000.00	1,014.73	10.54
Class C	1,000.00	1,014.93	10.33
Class N	1,000.00	1,017.34	7.89
Class Y	1,000.00	1,020.31	4.89
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended October 31, 2008 are as follows:

Class	Expense Ratios
Class A	1.31%
Class B	2.07
Class C	2.03
Class N	1.55
Class Y	0.96
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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20 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS October 31, 2008

	Shares	Value
Common Stocks—65.6%
Consumer Discretionary—2.9%
Hotels, Restaurants & Leisure—1.8%
Carnival Corp.[1]	538,000	$13,665,200
International Game Technology	2,224,000	31,136,000

		44,801,200

Specialty Retail—1.1%
PetSmart, Inc.	1,294,000	25,478,860
Consumer Staples—6.4%
Household Products—4.5%
Colgate-Palmolive Co.[1]	1,754,300	110,099,868
Tobacco—1.9%
Altria Group, Inc.	2,506,000	48,090,140
Energy—11.2%
Energy Equipment & Services—1.8%
Halliburton Co.	1,336,400	26,447,356
Transocean, Inc.	215,300	17,725,649

		44,173,005

Oil, Gas & Consumable Fuels—9.4%
Cameco Corp.	2,017,000	32,715,740
ConocoPhillips	2,271,800	118,179,036
Hess Corp.	302,300	18,201,483
XTO Energy, Inc.	1,738,400	62,495,480

		231,591,739

Financials—14.7%
Capital Markets—2.5%
Merrill Lynch & Co., Inc.	1,077,600	20,032,584
Morgan Stanley[1]	2,394,000	41,823,180

		61,855,764

Commercial Banks—0.9%
National City Corp.[1]	8,250,000	22,275,000
Consumer Finance—2.5%
Capital One Financial Corp.[1]	1,594,500	62,376,840
Diversified Financial Services—0.3%
CIT Group, Inc.[1]	1,880,000	7,783,200
F1 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Insurance—5.4%
AFLAC, Inc.	481,000	$21,298,680
Genworth Financial, Inc., Cl. A	4,572,000	22,128,480
Hartford Financial Services Group, Inc. (The)	1,843,000	19,019,760
MetLife, Inc.	965,000	32,057,300
Prudential Financial, Inc.[1]	1,248,000	37,440,000

		131,944,220

Real Estate Investment Trusts—3.1%
Annaly Mortgage Management, Inc.	4,570,000	63,523,000
CapitalSource, Inc.[1]	1,780,900	13,178,660

		76,701,660

Health Care—14.3%
Biotechnology—4.8%
Biogen Idec, Inc.[2]	1,712,900	72,883,895
Regeneron Pharmaceuticals, Inc.[1,2]	1,803,000	34,797,900
Theravance, Inc.[1,2]	1,803,000	12,224,340

		119,906,135

Health Care Providers & Services—4.7%
Health Net, Inc.[2]	2,465,900	31,760,792
WellPoint, Inc.[2]	2,153,100	83,690,997

		115,451,789

Pharmaceuticals—4.8%
Roche Holding Ltd., Sponsored ADR	761,000	57,683,800
Sepracor, Inc.[1,2]	4,547,900	60,578,028

		118,261,828

Industrials—8.1%
Aerospace & Defense—3.9%
Boeing Co.	1,824,300	95,356,161
Industrial Conglomerates—4.2%
General Electric Co.	5,363,000	104,632,130
Information Technology—4.0%
Communications Equipment—2.3%
Cisco Systems, Inc.[2]	3,181,800	56,540,586
IT Services—1.7%
Visa, Inc., Cl. A1	758,300	41,971,905
F2 | OPPENHEIMER QUEST BALANCED FUND

	Shares	Value
Materials—2.2%
Chemicals—2.2%
Monsanto Co.	621,000	$55,256,580
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.7%
AT&T, Inc.	593,000	15,874,610
Utilities—1.1%
Energy Traders—1.1%
Constellation Energy Group, Inc.	1,154,000	27,938,340

Total Common Stocks (Cost $2,245,130,025)		1,618,361,560
Preferred Stocks—0.4%
CIT Group, Inc., 8.75% Cv., Series C (Cost $24,828,656)	495,173	10,581,847

	Principal
	Amount
Mortgage-Backed Obligations—18.0%
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C2, Cl. A2, 5.448%, 1/1/49	$13,400,000	11,814,117
Federal Home Loan Mortgage Corp.:
4.50%, 11/1/23[3]	116,836,000	110,957,747
6%, 8/1/38	25,546,461	25,520,116
Federal National Mortgage Assn.:
5%, 11/1/28[3]	58,328,000	55,256,681
5.50%, 6/1/38	58,314,849	57,008,839
6%, 11/1/28[3]	100,000,000	99,953,100
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 2006-83, Cl. FH, 3.699%, 9/25/36[4]	11,825,800	11,198,422
Trust 2006-93, Cl. MF, 3.659%, 10/25/36[4]	23,885,819	22,992,867
Government National Mortgage Assn., 5.50%, 6/1/37-6/15/38	36,527,247	35,871,783
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A2, 5.479%, 11/1/39	14,755,000	13,301,565

Total Mortgage-Backed Obligations (Cost $455,590,647)		443,875,237

U.S. Government Obligations—0.4%
U.S. Treasury Nts., 4%, 8/15/18 (Cost $10,485,473)	10,119,000	10,149,043

Non-Convertible Corporate Bonds and Notes—18.7%
American Express Co., 7% Sr. Unsec. Nts., 3/19/18	10,505,000	8,110,060
American Express Credit Corp.:
4.659% Sr. Unsec. Nts., Series C, 5/27/10[4]	25,966,000	22,760,471
5% Nts., Series B, 12/2/10	34,230,000	30,839,039
F3 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Non-Convertible Corporate Bonds and Notes Continued
Ameriprise Financial, Inc., 5.35% Sr. Unsec. Nts., 11/15/10	$39,120,000	$36,029,481
Bank of America Corp., 4.375% Sr. Unsec. Nts., 12/1/10	53,980,000	52,639,461
Bear Stearns Cos., Inc. (The), 2.991% Sr. Unsec. Unsub. Nts., 2/1/12[4]	15,185,000	14,713,081
Citigroup, Inc.:
4.625% Nts., 8/3/10	19,640,000	18,919,801
6% Nts., 2/21/12	15,000,000	14,230,680
6.875% Sr. Unsec. Bonds, 3/5/38	14,760,000	12,242,475
Duke Capital Corp., 7.50% Bonds, 10/1/09	30,455,000	30,508,232
E.I. du Pont de Nemours & Co., 4.125% Nts., 4/30/10	29,800,000	29,559,901
General Dynamics Corp., 4.50% Sr. Unsec. Nts., 8/15/10	8,625,000	8,689,317
General Electric Capital Corp., 6% Nts., 6/15/12	19,700,000	18,859,618
Goldman Sachs Group, Inc. (The):
5.70% Sr. Unsec. Nts., 9/1/12	33,880,000	30,461,610
6.75% Unsec. Sub. Nts., 10/1/37	29,530,000	19,241,955
Household Finance Corp., 7% Sr. Unsec. Unsub. Nts., 5/15/12	20,000,000	18,733,180
Lehman Brothers Holdings, Inc., 6.875% Unsec. Sub. Nts., 7/17/37[5,6]	14,750,000	55,313
Morgan Stanley:
2.902% Sr. Unsec. Unsub. Nts., Series F, 5/7/10[4]	9,785,000	8,819,093
6.625% Sr. Unsec. Nts., Series F, 4/1/18	14,765,000	12,312,489
SLM Corp., 4.50% Nts., Series A, 7/26/10	39,250,000	30,745,820
U.S. Bancorp, 4.50% Sr. Nts., Series P, 7/29/10	15,610,000	15,286,545
Verizon Global Funding Corp.:
7.25% Sr. Unsec. Unsub. Nts., 12/1/10	14,630,000	14,602,539
7.375% Sr. Nts., 9/1/12	15,000,000	14,702,100

Total Non-Convertible Corporate Bonds and Notes (Cost $521,002,722)		463,062,261
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $3,257,037,523)		2,546,029,948

	Shares
Investments Purchased with Cash Collateral from Securities Loaned—5.8%[7]
OFI Liquid Assets Fund, LLC, 3.10%[8,9] (Cost $142,691,700)	142,691,700	142,691,700

Total Investments, at Value (Cost $3,399,729,223)	108.9%	2,688,721,648
Liabilities in Excess of Other Assets	(8.9)	(220,575,530)

Net Assets	100.0%	$2,468,146,118

Industry classifications are unaudited.
F4 | OPPENHEIMER QUEST BALANCED FUND

Footnotes to Statement of Investments

1.	Partial or fully-loaned security. See Note 6 of accompanying Notes.

2.	Non-income producing security.

3.	When-issued security or delayed delivery to be delivered and settled after October 31, 2008. See Note 1 of accompanying Notes.

4.	Represents the current interest rate for a variable or increasing rate security.

5.	Illiquid security. The aggregate value of illiquid securities as of October 31, 2008 was $55,313, which represents less than 0.005% of the Fund’s net assets. See Note 5 of accompanying Notes.

6.	Issue is in default. See Note 1 of accompanying Notes.

7.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6 of accompanying Notes.

8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2007	Additions	Reductions	October 31, 2008
OFI Liquid Assets Fund, LLC	—	1,087,026,613	944,334,913	142,691,700

	Value	Income
OFI Liquid Assets Fund, LLC	$142,691,700	$1,636,168	[a]

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

9.	Rate shown is the 7-day yield as of October 31, 2008.
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,257,037,523)	$2,546,029,948
Affiliated companies (cost $142,691,700)	142,691,700

2,688,721,648
Cash	210,487,086
Receivables and other assets:
Investments sold (including $285,275,381 sold on a when-issued or delayed delivery basis)	293,231,831
Interest and dividends	10,048,660
Other	552,438

Total assets	3,203,041,663

Liabilities
Return of collateral for securities loaned	142,691,700
Payables and other liabilities:
Investments purchased (including $561,972,184 purchased on a when-issued or delayed delivery basis)	579,231,114
Shares of beneficial interest redeemed	10,161,112
Trustees’ compensation	1,171,449
Transfer and shareholder servicing agent fees	799,652
Shareholder communications	392,000
Distribution and service plan fees	349,218
Other	99,300

Total liabilities	734,895,545

Net Assets	$2,468,146,118

Composition of Net Assets
Par value of shares of beneficial interest	$2,325,555
Additional paid-in capital	4,005,258,938
Accumulated net investment income	4,287,874
Accumulated net realized loss on investments	(832,718,674)
Net unrealized depreciation on investments	(711,007,575)

Net Assets	$2,468,146,118

F6 | OPPENHEIMER QUEST BALANCED FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,525,472,113 and 142,713,958 shares of beneficial interest outstanding)	$10.69
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.34
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $410,267,781 and 39,188,549 shares of beneficial interest outstanding)	$10.47
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $373,379,763 and 35,671,010 shares of beneficial interest outstanding)	$10.47
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,474,831 and 7,255,211 shares of beneficial interest outstanding)	$10.54
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $82,551,630 and 7,726,755 shares of beneficial interest outstanding)	$10.68
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2008

Investment Income
Interest	$67,198,573
Dividends (net of foreign withholding taxes of $1,015,942)	53,387,704
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	3,015,514
Affiliated companies	1,636,168
Other income	94,864

Total investment income	125,332,823

Expenses
Management fees	30,475,629
Distribution and service plan fees:
Class A	5,786,453
Class B	7,667,589
Class C	6,221,611
Class N	627,378
Transfer and shareholder servicing agent fees:
Class A	5,461,606
Class B	1,895,537
Class C	1,298,886
Class N	313,040
Class Y	342,405
Shareholder communications:
Class A	637,711
Class B	270,252
Class C	130,401
Class N	12,995
Class Y	465
Trustees’ compensation	386,629
Custodian fees and expenses	25,298
Other	294,488

Total expenses	61,848,373
Less reduction to custodian expenses	(24,729)
Less waivers and reimbursements of expenses	(219,352)

Net expenses	61,604,292

Net Investment Income	63,728,531

Realized and Unrealized Loss
Net realized loss on investments from unaffiliated companies	(832,760,905)
Net change in unrealized depreciation on investments	(854,819,259)

Net Decrease in Net Assets Resulting from Operations	$(1,623,851,633)

See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER QUEST BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2008	2007
Operations
Net investment income	$63,728,531	$58,073,973
Net realized gain (loss)	(832,760,905)	723,071,694
Net change in unrealized appreciation (depreciation)	(854,819,259)	(355,283,690)

Net increase (decrease) in net assets resulting from operations	(1,623,851,633)	425,861,977

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(45,931,264)	(38,823,680)
Class B	(7,436,482)	(7,986,941)
Class C	(7,000,007)	(5,482,242)
Class N	(2,071,501)	(1,869,026)
Class Y	(3,787,522)	(4,597,368)

	(66,226,776)	(58,759,257)

Distributions from net realized gain:
Class A	(341,185,033)	(108,511,577)
Class B	(135,785,144)	(66,078,509)
Class C	(99,519,895)	(36,754,728)
Class N	(19,443,639)	(7,512,570)
Class Y	(25,395,320)	(9,946,135)

	(621,329,031)	(228,803,519)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(120,513,898)	(128,740,215)
Class B	(438,107,112)	(596,771,964)
Class C	(151,771,032)	(160,197,800)
Class N	(23,435,568)	(39,783,676)
Class Y	(52,340,651)	(59,198,820)

	(786,168,261)	(984,692,475)

Net Assets
Total decrease	(3,097,575,701)	(846,393,274)
Beginning of period	5,565,721,819	6,412,115,093

End of period (including accumulated net investment income of $4,287,874 and $9,975,683, respectively)	$2,468,146,118	$5,565,721,819

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$19.18	$18.82	$17.79	$17.19	$15.69

Income (loss) from investment operations:
Net investment income	.27 [1]	.24 [1]	.21 [1]	.11 [1]	.07
Net realized and unrealized gain (loss)	(6.28)	1.05	1.66	.49	1.46

Total from investment operations	(6.01)	1.29	1.87	.60	1.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.25)	(.23)	—	(.03)
Distributions from net realized gain	(2.19)	(.68)	(.61)	—	—

Total dividends and/or distributions to shareholders	(2.48)	(.93)	(.84)	—	(.03)

Net asset value, end of period	$10.69	$19.18	$18.82	$17.79	$17.19

Total Return, at Net Asset Value[2]	(35.52)%	6.97%	10.77%	3.49%	9.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,525,472	$2,988,971	$3,058,131	$3,277,261	$3,054,761

Average net assets (in thousands)	$2,364,088	$3,068,226	$3,215,973	$3,285,181	$2,759,594

Ratios to average net assets:[3]
Net investment income	1.84%	1.26%	1.13%	0.61%	0.38%
Total expenses	1.27%	1.16%	1.17%	1.17%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.14%	1.17%	1.17%	1.21%

Portfolio turnover rate	128%[4]	112%	63%	89%	106%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER QUEST BALANCED FUND

Class B Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$18.81	$18.46	$17.46	$17.01	$15.61

Income (loss) from investment operations:
Net investment income (loss)	.15 [1]	.09 [1]	.06 [1]	(.03)[1]	(.07)
Net realized and unrealized gain (loss)	(6.15)	1.03	1.63	.48	1.47

Total from investment operations	(6.00)	1.12	1.69	.45	1.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.09)	(.08)	—	—
Distributions from net realized gain	(2.19)	(.68)	(.61)	—	—

Total dividends and/or distributions to shareholders	(2.34)	(.77)	(.69)	—	—

Net asset value, end of period	$10.47	$18.81	$18.46	$17.46	$17.01

Total Return, at Net Asset Value[2]	(36.03)%	6.17%	9.90%	2.65%	8.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$410,268	$1,294,217	$1,847,651	$2,205,679	$2,549,069

Average net assets (in thousands)	$765,095	$1,649,062	$2,014,712	$2,470,464	$2,495,872

Ratios to average net assets:[3]
Net investment income (loss)	1.04%	0.48%	0.35%	(0.17)%	(0.40)%
Total expenses	2.06%	1.94%	1.95%	1.96%	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	1.92%	1.95%	1.96%	2.00%

Portfolio turnover rate	128%[4]	112%	63%	89%	106%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$18.81	$18.48	$17.48	$17.02	$15.60

Income (loss) from investment operations:
Net investment income (loss)	.16 [1]	.10 [1]	.07 [1]	(.02)[1]	(.06)
Net realized and unrealized gain (loss)	(6.14)	1.02	1.64	.48	1.48

Total from investment operations	(5.98)	1.12	1.71	.46	1.42

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.11)	(.10)	—	—
Distributions from net realized gain	(2.19)	(.68)	(.61)	—	—

Total dividends and/or distributions to shareholders	(2.36)	(.79)	(.71)	—	—

Net asset value, end of period	$10.47	$18.81	$18.48	$17.48	$17.02

Total Return, at Net Asset Value[2]	(35.95)%	6.15%	9.97%	2.70%	9.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$373,380	$883,839	$1,022,881	$1,191,400	$1,207,729

Average net assets (in thousands)	$621,258	$979,278	$1,122,088	$1,248,447	$1,129,522

Ratios to average net assets:[3]
Net investment income (loss)	1.10%	0.53%	0.41%	(0.11)%	(0.34)%
Total expenses	2.00%	1.89%	1.89%	1.89%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.99%	1.87%	1.89%	1.89%	1.94%

Portfolio turnover rate	128%[4]	112%	63%	89%	106%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER QUEST BALANCED FUND

Class N Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$18.94	$18.59	$17.58	$17.05	$15.58

Income (loss) from investment operations:
Net investment income	.23 [1]	.18 [1]	.15 [1]	.05 [1]	.03
Net realized and unrealized gain (loss)	(6.20)	1.03	1.64	.48	1.45

Total from investment operations	(5.97)	1.21	1.79	.53	1.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.18)	(.17)	—	(.01)
Distributions from net realized gain	(2.19)	(.68)	(.61)	—	—

Total dividends and/or distributions to shareholders	(2.43)	(.86)	(.78)	—	(.01)

Net asset value, end of period	$10.54	$18.94	$18.59	$17.58	$17.05

Total Return, at Net Asset Value[2]	(35.69)%	6.66%	10.45%	3.11%	9.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,475	$171,675	$207,130	$216,843	$207,450

Average net assets (in thousands)	$125,526	$193,216	$215,652	$219,040	$180,201

Ratios to average net assets:[3]
Net investment income	1.57%	0.95%	0.83%	0.30%	0.04%
Total expenses	1.53%	1.46%	1.48%	1.49%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.44%	1.48%	1.49%	1.55%

Portfolio turnover rate	128%[4]	112%	63%	89%	106%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$19.18	$18.82	$17.79	$17.14	$15.62

Income (loss) from investment operations:
Net investment income	.31 [1]	.30 [1]	.26 [1]	.17 [1]	.12
Net realized and unrealized gain (loss)	(6.28)	1.04	1.66	.48	1.46

Total from investment operations	(5.97)	1.34	1.92	.65	1.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.30)	(.28)	—	(.06)
Distributions from net realized gain	(2.19)	(.68)	(.61)	—	—
Total dividends and/or distributions to shareholders	(2.53)	(.98)	(.89)	—	(.06)

Net asset value, end of period	$10.68	$19.18	$18.82	$17.79	$17.14

Total Return, at Net Asset Value[2]	(35.35)%	7.29%	11.11%	3.79%	10.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,551	$227,020	$276,322	$270,335	$238,775

Average net assets (in thousands)	$165,149	$294,643	$276,812	$253,220	$216,973

Ratios to average net assets:[3]
Net investment income	2.12%	1.56%	1.43%	0.93%	0.70%
Total expenses	0.98%	0.86%	0.87%	0.85%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.84%	0.87%	0.85%	0.90%

Portfolio turnover rate	128%[4]	112%	63%	89%	106%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Quest Balanced Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a combination of growth of capital and investment income. The Fund’s primary objective is growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Manager has entered into a sub-advisory agreement with Oppenheimer Capital LLC.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been
F15 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of October 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions
Purchased securities	$ 561,972,184
Sold securities	285,275,381
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 2008, securities with an aggregate market value of $55,313, representing less than 0.01% of the Fund’s net assets, were in default.
F16 | OPPENHEIMER QUEST BALANCED FUND

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investments in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F17 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$5,474,043	$—	$809,188,118	$734,538,127

1.	As of October 31, 2008, the Fund had $809,188,118 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2008, details of the capital loss carryforward were as follows:

Expiring
2016	$809,188,118

2.	During the fiscal year ended October 31, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended October 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
Reduction to	Accumulated Net
Accumulated Net	Realized Loss on
Investment Income	Investments
$3,189,564	$3,189,564
F18 | OPPENHEIMER QUEST BALANCED FUND

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Distributions paid from:
Ordinary income	$535,900,038	$58,759,257
Long-term capital gain	151,655,769	228,803,519

Total	$687,555,807	$287,562,776

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,423,259,775

Gross unrealized appreciation	$19,093,187
Gross unrealized depreciation	(753,631,314)

Net unrealized depreciation	$(734,538,127)

Trustees’ Compensation. On November 19, 2007, the Fund’s Board of Trustees voted to freeze participation in the retirement plan for the Board’s independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.
During the year ended October 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$237,277
Payments Made to Retired Trustees	39,213
Accumulated Liability as of October 31, 2008	1,095,789
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not
F19 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F20 | OPPENHEIMER QUEST BALANCED FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Class A
Sold	35,987,352	$558,697,460	35,489,027	$687,676,079
Dividends and/or distributions reinvested	21,790,112	349,729,332	7,123,507	133,921,031
Redeemed	(70,926,278)	(1,028,940,690)	(49,248,174)	(950,337,325)

Net decrease	(13,148,814)	$(120,513,898)	(6,635,640)	$(128,740,215)

Class B
Sold	5,464,579	$80,220,239	5,750,763	$108,295,990
Dividends and/or distributions reinvested	7,571,664	120,096,544	3,323,312	61,171,684
Redeemed	(42,670,144)	(638,423,895)	(40,324,642)	(766,239,638)

Net decrease	(29,633,901)	$(438,107,112)	(31,250,567)	$(596,771,964)

Class C
Sold	3,583,500	$52,353,175	4,047,727	$76,381,348
Dividends and/or distributions reinvested	5,583,064	88,374,548	1,895,049	34,917,394
Redeemed	(20,473,128)	(292,498,755)	(14,322,061)	(271,496,542)

Net decrease	(11,306,564)	$(151,771,032)	(8,379,285)	$(160,197,800)

Class N
Sold	1,564,060	$22,817,704	2,122,976	$40,397,741
Dividends and/or distributions reinvested	1,282,654	20,366,319	479,235	8,888,151
Redeemed	(4,656,531)	(66,619,591)	(4,677,872)	(89,069,568)

Net decrease	(1,809,817)	$(23,435,568)	(2,075,661)	$(39,783,676)

Class Y
Sold	1,132,774	$16,934,264	5,595,917	$106,380,498
Dividends and/or distributions reinvested	1,535,880	24,602,151	619,383	11,649,549
Redeemed	(6,781,222)	(93,877,066)	(9,060,364)	(177,228,867)

Net decrease	(4,112,568)	$(52,340,651)	(2,845,064)	$(59,198,820)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2008, were as follows:

	Purchases	Sales
Investment securities	$4,159,172,384	$5,069,388,341
U.S. government and government agency obligations	683,001,166	1,368,794,132
To Be Announced (TBA) mortgage-related securities	2,211,283,531	1,943,632,589
F21 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48
Sub-Adviser Fees. The Manager retains Oppenheimer Capital LLC (the “Sub-Adviser”) to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager, not the Fund, pays the Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 30% of the advisory fee collected by the Manager based on the net assets of the Fund. For the year ended October 31, 2008, the Manager paid $9,695,459 to the Sub-Adviser for its services to the Fund, which shall be calculated after any investment management fee waivers (voluntary or otherwise).
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2008, the Fund paid $9,477,794 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.
F22 | OPPENHEIMER QUEST BALANCED FUND

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the plan at September 30, 2008 for Class B, Class C and Class N shares were $30,624,411, $29,178,116 and $5,666,293, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
October 31, 2008	$596,946	$18,043	$1,542,290	$39,190	$1,433
Waivers and Reimbursements of Expenses. Effective October 1, 2008 through September 30, 2009 (the “waiver period”), the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fifth quintile of the Fund’s Lipper peer group and by 0.05% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth quintile of the Fund’s Lipper peer group as of September 30, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during the waiver period, improves from the fifth quintile to the fourth quintile, the advisory fee waiver for subsequent quarters during the waiver period will be reduced only by an annualized rate of 0.05% of the Fund’s average daily net assets, and if the Fund’s trailing one-year total return performance at the end of any calendar quarter during the waiver period improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. During the year ended October 31, 2008
F23 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
the Manager waived fees of $219,352. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of October 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of October 31, 2008, the Fund had on loan securities valued at $142,844,871. Collateral of $142,691,700 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.
7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2008,
F24 | OPPENHEIMER QUEST BALANCED FUND

the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F25 | OPPENHEIMER QUEST BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Balanced Fund, (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2008
F26 | OPPENHEIMER QUEST BALANCED FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.5388 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 10, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2008 which are not designated as capital gain distributions should be multiplied by 62.88% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $45,757,659 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2008, $34,889,760 or 52.68% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER QUEST BALANCED FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory and sub-advisory agreements (the “Agreements”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Oppenheimer Capital LLC (the “Sub-Adviser”) provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s and Sub-Adviser’s services, (ii) the investment performance of the Fund and the Sub-Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates and the Sub-Adviser, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager and the Sub-Adviser.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s and Sub-Adviser’s key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager and Sub-Adviser are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities
22 | OPPENHEIMER QUEST BALANCED FUND

laws for the sale of the Fund’s shares. The Manager and Sub-Adviser also provide the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s and Sub-Adviser’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and Sub-Adviser’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and Sub-Adviser’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Colin Glinsman, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and Sub-Adviser’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreements.
     Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Manager and Sub-Adviser provided information on the investment performance of the Fund, the Manager and Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation growth funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund’s ten-year performance was better than its peer group median although its one-year, three-year and five-year performance were below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and mixed-asset target allocation funds with comparable asset levels and distribution features. The Board noted
23 | OPPENHEIMER QUEST BALANCED FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Unaudited / Continued
that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board also noted that the Manager agreed to voluntarily reduce its advisory fee rate for any quarter during the calendar year ending December 31, 2007, by 0.10% of the Fund’s average daily net assets if the Funds trailing one-year total return performance, measured at the end of the prior calendar quarter, was in the fifth quintile of the Fund’s Lipper peer group. If the Fund’s total return performance at the end of a subsequent calendar quarter improves to the fourth quintile of the Fund’s Lipper peer group, the advisory fee reduction would be 0.05% of the Fund’s average daily net assets for the remainder of the calendar year. If the Fund’s total return performance in a subsequent calendar quarter improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction would be terminated for the remainder of the calendar year. The Fund was in the second quintile at the end of the second quarter, therefore the voluntary undertaking was terminated on July 1, 2007. The Board noted that the Fund’s contractual and actual management fees and total expenses are higher than its peer group median. Based on this evaluation of the Fund’s fees and expenses, the Board requested, and the Manager voluntarily agreed, effective October 1, 2008 through September 30, 2009 (the “waiver period”), to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fifth quintile of the Fund’s Lipper peer group and by 0.05% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth quintile of the Fund’s Lipper peer group as of September 30, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during the waiver period, improves from the fifth quintile to the fourth quintile, the advisory fee waiver for subsequent quarters during the waiver period will be reduced only by an annualized rate of 0.05% of the Fund’s average daily net assets, and if the Fund’s trailing one-year total return performance at the end of any calendar quarter during the waiver period improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.
     Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s and Sub-Adviser’s profitability from its relationship with the Fund. The Board reviewed whether the Manager and Sub-Adviser may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund
24 | OPPENHEIMER QUEST BALANCED FUND

currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including the fee paid to the Sub-Adviser, compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager and Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager and Sub-Adviser is important in order for the Manager and Sub-Adviser to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term or until his or her resignation, retirement, death or removal.

Thomas W. Courtney, Chairman of the Board of Trustees (since 2001), Trustee (since 1987) Age: 75	Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner of Trivest Venture Fund (private venture capital fund); President of Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 11 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trust (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Lacy B. Herrmann, Trustee (since 1987) Age: 79	Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management LLC (since August 1984); Chief Executive Officer and President of Aquila Management Corporation (August 1984-December 1994); Vice President, Director and Secretary of Aquila Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT) (until September 2007); Chairman, President and Director of InCap Management Corporation (until 2004); Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994); Trustee of OCC Accumulation
27 | OPPENHEIMER QUEST BALANCED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Lacy B. Herrmann, Continued	Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983). Oversees 11 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Trustee (since 2001) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of the Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal.

John V. Murphy, Trustee (since 2005) and President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October 2003); Chairman of the Investment Company Institute’s Board of Governors (since October 2007). Oversees 103 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER QUEST BALANCED FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
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October 31, 2008 Oppenheimer Small- & Mid- Cap Value Fund Management Commentaries and Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Industries

Insurance	6.6%
Oil, Gas & Consumable Fuels	5.9
Chemicals	5.7
Health Care Providers & Services	5.2
Capital Markets	5.1
Software	4.9
Media	4.2
Semiconductors & Semiconductor Equipment	3.8
Specialty Retail	2.8
IT Services	2.7
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on net assets.
Top Ten Common Stock Holdings

ACE Ltd.	2.6%
SLM Corp.	2.4
Lorillard, Inc.	2.4
Lubrizol Corp. (The)	2.4
Everest Re Group Ltd.	2.4
CMS Energy Corp.	2.3
Julius Baer Holding AG	2.2
Cleco Corp.	1.9
McAfee, Inc.	1.8
DaVita, Inc.	1.8
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
9 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on the total market value of common stocks.
10 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended October 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ending October 31, 2008, the Fund’s Class A shares, without sales charge, returned –48.93% and underperformed the Russell 2500 Value Index. After many years of posting strong absolute and relative performance, we are deeply disappointed in the Fund’s negative results. We attribute the majority of the Fund’s negative performance to issues stemming from the global credit crisis, the global economic slowdown and the market’s flight to quality.
     In terms of the global credit crisis, the Fund’s exposure to companies that were more leveraged than others operating in the same marketplace hurt results. Over the period, as credit tightened and refinancing became more difficult for some companies, the equity markets, in general, grew increasingly sensitive to the amount of debt on a company’s balance sheet. Although none of the companies that we owned tripped a debt covenant, the markets were convinced that these companies could trip their debt covenants or have trouble refinancing debt, and sold them off, which caused our holdings to underperform.
     The global economic slowdown also negatively affected performance. The downturn proved to be quite severe and even stocks that were considered non-cyclical within the portfolio proved to be more economically sensitive than we anticipated. For example, several holdings in the utilities sector, an area of the market considered to be defensive during economic downturns 1st proof comment hurt Fund results. Within the utilities sector, our positions in several unregulated utilities were the biggest detractors from performance. Over the period, as the U.S. economy slowed, concerns about demand for power grew. Given this, utility companies in general came under pressure. As unregulated utilities tend to be more economically sensitive than regulated utilities, they sold off faster and as a result underperformed regulated utilities.
     The market’s flight to quality detracted from the Fund’s results primarily because we did not own enough of the higher quality, stable companies that the markets rewarded over the period. As world financial markets quickly deteriorated, concerns mounted over a synchronized global economic slowdown. Given this, equity markets grew very focused on the near-term performance of companies and if the markets perceived a company as having any type of near-term uncertainty, the company was sold off. Given that we are long-term investors and take a three to five year view of the companies that we hold, the markets short-term view of companies was inconsistent with our investment philosophy.
11 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
     In addition, weak stock selection in the financials and industrials sectors also hurt performance. Despite having maintained an underweight position in the troubled financials sector over the period, Fund performance was hurt by disappointing individual stock performance. Top detractors included National Financial Partners Corp., a distributor of life insurance products, and Protective Life Corp., a life insurance company. Even though National Financial Partners Corp. had no residential mortgage exposure, credit risk or balance sheet issues, factors that plagued many other companies in the sector, the company’s stock price still declined. We attribute this underperformance to poor execution and a difficult operating environment for life insurance companies. Protective Life declined due to exposure to the weakening debt markets, leading us to exit our position.
     In the industrials space, top detractors included Navios Maritime Holdings, Inc., a global shipping company and Atlas Air Worldwide Holdings, Inc., a provider of air cargo services. Both underperformed as a result of the slowdown in global GDP and resulting decrease in demand for their services.
     Although all the sectors held by the Fund declined over the period on an absolute basis, the Fund outperformed on a relative basis against the Russell 2500 Value Index in the materials and telecommunication services sectors. On an absolute basis, the consumer staples sector had the least negative returns, both for the Fund and the Index. Given their defensive nature, consumer staples stocks in general held up relatively well over the period. Contributors to the Fund’s performance in this category included Chiquita Brands International, Inc. (which we exited and took profits) and Lorillard, Inc., a tobacco company. Within the materials sector, our decision earlier in the year to tilt away from the more economically sensitive companies into less economically sensitive companies, specifically specialty chemical companies, benefited the Fund.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on October 24, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to that of the Russell 2000 Index, the Russell 2500 Index and the Russell 2500 Value Index. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. The Russell 2500 Index is a broad-based index
12 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

that covers small and mid cap market capitalizations. The Russell 2500 Value Index is a broad-based measure of small- and mid- cap value stocks. The Fund changed its index from the Russell 2500 Index to the Russell 2500 Value Index because the Fund believes that the Russell 2500 Value Index is a more appropriate benchmark reflecting the types of securities in which the Fund invests. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the indices.
13 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 10/31/08
1-Year –51.87%       5-Year 0.45%      10-Year 5.38%
14 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 10/31/08
1-Year –51.62%      5-Year 0.54%      10-Year 5.60%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
15 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 10/31/08
1-Year –49.76%      5-Year 0.86%      10-Year 5.28%
16 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 10/31/08
1-Year –49.56%      5-Year 1.26%      Since Inception (3/1/01) 4.65%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
17 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class Y Shares of the Fund at 10/31/08
1-Year –48.73%      5-Year N/A      Since Inception (10/24/05) –9.52%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
18 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares are subject to an annual 0.25% asset-based sales charge.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through certain retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
19 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES
Class Y shares of the Fund were first publicly offered on 10/24/05. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
20 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions
21 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND EXPENSES Continued
described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2008	October 31, 2008	October 31, 2008

Actual
Class A	$1,000.00	$577.70	$4.70
Class B	1,000.00	575.40	7.89
Class C	1,000.00	575.70	7.69
Class N	1,000.00	576.60	5.93
Class Y	1,000.00	578.90	2.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.20	6.01
Class B	1,000.00	1,015.18	10.08
Class C	1,000.00	1,015.43	9.82
Class N	1,000.00	1,017.65	7.58
Class Y	1,000.00	1,021.37	3.82
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.18%
Class B	1.98
Class C	1.93
Class N	1.49
Class Y	0.75
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
22 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2008

	Shares	Value

Common Stocks—95.8%
Consumer Discretionary—12.4%
Auto Components—0.9%
Goodyear Tire & Rubber Co. (The)[1]	2,250,000	$20,070,000
Hotels, Restaurants & Leisure—2.1%
Pinnacle Entertainment, Inc.[1,2]	3,500,000	19,600,000
Scientific Games Corp., Cl. A1	1,500,000	27,000,000

		46,600,000

Leisure Equipment & Products—1.4%
Mattel, Inc.	2,000,000	30,040,000
Media—4.2%
Cablevision Systems Corp. New York Group, Cl. A	2,000,000	35,460,000
Cinemark Holdings, Inc.	1,000,000	8,290,000
Liberty Global, Inc., Series A1	1,500,000	24,735,000
Liberty Global, Inc., Series C1	1,500,000	24,240,000

		92,725,000

Specialty Retail—2.8%
Advance Auto Parts, Inc.	850,000	26,520,000
Bed Bath & Beyond, Inc.[1]	900,000	23,193,000
Chico’s FAS, Inc.[1]	3,500,000	11,900,000

		61,613,000

Textiles, Apparel & Luxury Goods—1.0%
Phillips/Van Heusen Corp.	850,000	20,833,500
Consumer Staples—5.2%
Beverages—1.2%
Molson Coors Brewing Co., Cl. B	675,000	25,218,000
Food & Staples Retailing—0.6%
Kroger Co. (The)	500,000	13,730,000
Household Products—1.0%
Energizer Holdings, Inc.[1]	450,000	21,987,000
Tobacco—2.4%
Lorillard, Inc.	800,000	52,688,000
Energy—7.0%
Energy Equipment & Services—1.1%
National Oilwell Varco, Inc.[1]	350,000	10,461,500
Weatherford International Ltd.[1]	750,000	12,660,000

		23,121,500

Oil, Gas & Consumable Fuels—5.9%
Alpha Natural Resources, Inc.[1]	600,000	21,462,000
Cabot Oil & Gas Corp., Cl. A	800,000	22,456,000
Capital Product Partners LP	458,830	5,216,897
Peabody Energy Corp.	600,000	20,706,000
Range Resources Corp.	800,000	33,776,000
Southern Union Co.	1,500,000	25,830,000

		129,446,897

Financials—21.0%
Capital Markets—5.1%
Affiliated Managers Group, Inc.[1]	717,400	33,273,012
Investment Technology Group, Inc.[1]	1,500,000	30,615,000
Julius Baer Holding AG	1,200,000	47,237,110

		111,125,122

Commercial Banks—2.3%
East West Bancorp, Inc.	2,000,000	34,700,000
National City Corp.	6,000,000	16,200,000

		50,900,000
F1 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Consumer Finance—2.4%
SLM Corp.[1]	5,000,000	$53,350,000
Diversified Financial Services—1.3%
Fifth Street Finance Corp.	1,000,000	6,800,000
Liberty Acquisition Holdings Corp.[1]	2,500,000	20,625,000

		27,425,000

Insurance—6.6%
ACE Ltd.	1,000,000	57,360,000
Everest Re Group Ltd.	700,000	52,290,000
Fidelity National Title Group, Inc., Cl. A	2,500,000	22,525,000
National Financial Partners Corp.	1,925,000	12,820,500

		144,995,500

Real Estate Investment Trusts—2.0%
BioMed Realty Trust, Inc.	1,000,000	14,050,000
General Growth Properties, Inc.[3]	3,000,000	12,420,000
SL Green Realty Corp.	400,000	16,816,000

		43,286,000

Thrifts & Mortgage Finance—1.3%
NewAlliance Bancshares, Inc.	2,000,000	27,600,000
Health Care—8.3%
Health Care Equipment & Supplies—1.0%
Hospira, Inc.[1]	800,000	22,256,000
Health Care Providers & Services—5.2%
Community Health Systems, Inc.[1]	1,750,000	35,875,000
Coventry Health Care, Inc.[1]	1,000,000	13,190,000
DaVita, Inc.[1]	675,000	38,306,250
Health Net, Inc.[1]	2,000,000	25,760,000

		113,131,250

Life Sciences Tools & Services—1.6%
Thermo Fisher Scientific, Inc.[1]	850,000	34,510,000
Pharmaceuticals—0.5%
Shire Ltd., ADR	300,000	11,835,000
Industrials—10.4%
Aerospace & Defense—1.7%
Goodrich Corp.	1,000,000	36,560,000
Air Freight & Logistics—1.2%
Atlas Air Worldwide Holdings, Inc.[1,2]	1,400,000	27,048,000
Electrical Equipment—0.8%
General Cable Corp.[1]	1,000,000	17,080,000
Industrial Conglomerates—2.2%
McDermott International, Inc.[1]	1,500,000	25,695,000
Tyco International Ltd.	850,000	21,488,000

		47,183,000

Machinery—2.7%
Joy Global, Inc.	1,000,000	28,980,000
Navistar International Corp.[1]	1,000,000	30,120,000

		59,100,000

Marine—0.4%
Navios Maritime Holdings, Inc.	3,403,188	9,494,895
Trading Companies & Distributors—1.4%
Aircastle Ltd.[2]	4,500,000	31,275,000
Information Technology—16.3%
Communications Equipment—1.5%
ADC Telecommunications, Inc.[1]	5,000,000	31,700,000
Computers & Peripherals—0.8%
Western Digital Corp.[1]	1,000,000	16,500,000
Electronic Equipment & Instruments—2.6%
Agilent Technologies, Inc.[1]	1,500,000	33,285,000
Amphenol Corp., Cl. A	825,000	23,636,250

		56,921,250
F2 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Shares	Value

IT Services—2.7%
Affiliated Computer Services, Inc., Cl. A1	800,000	$32,800,000
TeleTech Holdings, Inc.[1]	3,000,000	27,120,000

		59,920,000

Semiconductors & Semiconductor Equipment—3.8%
Lam Research Corp.[1]	1,500,000	33,540,000
Marvell Technology Group Ltd.[1]	3,000,000	20,880,000
Varian Semiconductor Equipment Associates, Inc.[1]	1,500,000	29,430,000

		83,850,000

Software—4.9%
Amdocs Ltd.[1]	750,000	16,920,000
Electronic Arts, Inc.[1]	1,500,000	34,170,000
McAfee, Inc.[1]	1,200,000	39,060,000
THQ, Inc.[1]	2,250,000	16,762,500

		106,912,500

Materials—6.3%
Chemicals—5.7%
Eastman Chemical Co.	400,000	16,156,000
FMC Corp.	700,000	30,478,000
Lubrizol Corp. (The)	1,400,000	52,612,000
Mosaic Co. (The)	675,000	26,601,750

		125,847,750

Metals & Mining—0.6%
Nucor Corp.	300,000	12,153,000
Telecommunication Services—2.1%
Wireless Telecommunication Services—2.1%
Crown Castle International Corp.[1]	1,000,000	21,170,000
NII Holdings, Inc.[1]	1,000,000	25,760,000

		46,930,000

Utilities—6.8%
Electric Utilities—1.9%
Cleco Corp.	1,800,000	41,418,000
Energy Traders—1.6%
AES Corp. (The)[1]	1,000,000	7,970,000
NRG Energy, Inc.[1]	1,200,000	27,900,000

		35,870,000

Gas Utilities—1.0%
Equitable Resources, Inc.	600,000	20,826,000
Multi-Utilities—2.3%
CMS Energy Corp.	5,000,000	51,249,999

Total Common Stocks (Cost $3,157,368,411)		2,096,326,163

Investment Company—5.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.95%[2,4] (Cost $108,333,522)	108,333,522	108,333,522

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.0%
National Financial Partners Corp. Call[1] (Cost $2,116,000)	3/18/09	$19.50	5,750	230
Total Investments, at Value (Cost $3,267,817,933)			100.8%	2,204,659,915
Liabilities in Excess of Other Assets			(0.8)	(17,174,521)

Net Assets			100.0%	$2,187,485,394

Industry classifications are unaudited.
F3 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2007	Additions	Reductions	October 31, 2008

Aircastle Ltd.	—	4,500,000	—	4,500,000
Atlas Air Worldwide Holdings, Inc.	540,000	860,000	—	1,400,000
Capital Product Partners LPa	1,000,000	—	541,170	458,830
Chiquita Brands International, Inc.	2,250,000	—	2,250,000	—
Cleco Corp.[a]	3,000,000	—	1,200,000	1,800,000
Greenbrier Cos., Inc.	1,600,000	—	1,600,000	—
Information Services Group, Inc.	2,300,000	—	2,300,000	—
NewAlliance Bancshares, Inc.[a]	5,000,000	1,000,000	4,000,000	2,000,000
Oppenheimer Institutional Money Market Fund, Cl. E	125,541,232	1,884,006,746	1,901,214,456	108,333,522
Pantry, Inc. (The)	1,800,000	208,700	2,008,700	—
Pinnacle Entertainment, Inc.	2,000,000	1,517,148	17,148	3,500,000
Vanda Pharmaceuticals, Inc.	1,600,000	—	1,600,000	—

				Realized
	Value		Income	Gain (Loss)

Aircastle Ltd.	$31,275,000		$2,250,000	$—
Atlas Air Worldwide Holdings, Inc.	27,048,000		—	—
Capital Product Partners LPa	—	[b]	1,590,000	(11,269,447)
Chiquita Brands International, Inc.	—		—	18,169,042
Cleco Corp.[a]	—	[b]	1,350,000	(1,067,276)
Greenbrier Cos., Inc.	—		256,000	(15,174,196)
Information Services Group, Inc.	—		—	2,155,161
NewAlliance Bancshares, Inc.[a]	—	[b]	1,434,359	(2,448,868)
Oppenheimer Institutional Money Market Fund, Cl. E	108,333,522		5,359,700	—
Pantry, Inc. (The)	—		—	(63,618,997)
Pinnacle Entertainment, Inc.	19,600,000		—	(349,990)
Vanda Pharmaceuticals, Inc.	—		—	(31,760,780)

	$186,256,522		$12,240,059	$(105,365,351)

a.	No longer an affiliate as of October 31, 2008.

b.	The security is no longer an affiliate, therefore, the value has been excluded from this table.
3.	A sufficient amount of liquid assets has been designated to cover outstanding written put options. See Note 6 of accompanying Notes.

4.	Rate shown is the 7-day yield as of October 31, 2008.
F4 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Foreign Currency Exchange Contracts as of October 31, 2008 are as follows:

		Contract
		Amount	Expiration		Unrealized
Contract Description	Buy/Sell	(000s)	Date	Value	Appreciation

Swiss Franc (CHF)	Sell	1,951 CHF	11/3/08	$1,682,142	$45,056
Written Options as of October 31, 2008 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

National Financial Partners Corp.	Put	5,750	$19.50	3/18/09	$2,202,250	$(7,662,220)
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,956,536,843)	$2,018,403,393
Affiliated companies (cost $311,281,090)	186,256,522

2,204,659,915
Cash	752,866
Unrealized appreciation on foreign currency exchange contracts	45,056
Receivables and other assets:
Investments sold	43,452,762
Dividends	231,697
Other	87,468

Total assets	2,249,229,764

Liabilities
Options written, at value (premiums received $2,202,250)— see accompanying statement of investments	7,662,220
Payables and other liabilities:
Investments purchased	45,359,875
Shares of beneficial interest redeemed	6,653,506
Transfer and shareholder servicing agent fees	815,231
Trustees’ compensation	647,197
Shareholder communications	292,837
Distribution and service plan fees	258,435
Other	55,069

Total liabilities	61,744,370

Net Assets	$2,187,485,394

Composition of Net Assets
Par value of shares of beneficial interest	$1,134,450
Additional paid-in capital	3,755,183,951
Accumulated net investment loss	(706,541)
Accumulated net realized loss on investments and foreign currency transactions	(499,512,906)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,068,613,560)

Net Assets	$2,187,485,394

F6 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,476,751,848 and 74,202,797 shares of beneficial interest outstanding)	$19.90
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$21.11

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $132,365,141 and 7,619,958 shares of beneficial interest outstanding)	$17.37

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $318,189,530 and 18,312,913 shares of beneficial interest outstanding)	$17.38

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $187,639,067 and 9,714,928 shares of beneficial interest outstanding)	$19.31

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $72,539,808 and 3,594,385 shares of beneficial interest outstanding)	$20.18
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $103,873)	$35,476,307
Affiliated companies	12,240,059
Interest	51,530
Other income	38,819

Total investment income	47,806,715

Expenses
Management fees	24,811,907
Distribution and service plan fees:
Class A	6,461,287
Class B	2,567,538
Class C	5,993,362
Class N	1,602,304
Transfer and shareholder servicing agent fees:
Class A	6,901,913
Class B	718,783
Class C	1,467,747
Class N	1,313,779
Class Y	106,031
Shareholder communications:
Class A	427,172
Class B	95,141
Class C	135,401
Class N	11,597
Class Y	3,129
Trustees’ compensation	325,752
Custodian fees and expenses	16,774
Other	333,269

Total expenses	53,292,886
Less reduction to custodian expenses	(11,485)
Less waivers and reimbursements of expenses	(340,357)

Net expenses	52,941,044

Net Investment Loss	(5,134,329)
F8 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Realized and Unrealized Loss
Net realized loss on:
Investments:
Unaffiliated companies	$(384,548,349)
Affiliated companies	(105,365,351)
Foreign currency transactions	(325,130)

Net realized loss	(490,238,830)
Net change in unrealized depreciation on:
Investments	(1,775,736,246)
Translation of assets and liabilities denominated in foreign currencies	(7,048,909)
Option contracts written	(5,459,970)

Net change in unrealized depreciation	(1,788,245,125)

Net Decrease in Net Assets Resulting from Operations	$(2,283,618,284)

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2008	2007

Operations
Net investment loss	$(5,134,329)	$(18,110,201)
Net realized gain (loss)	(490,238,830)	534,582,036
Net change in unrealized appreciation (depreciation)	(1,788,245,125)	319,653,275

Net increase (decrease) in net assets resulting from operations	(2,283,618,284)	836,125,110

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(300,805,963)	(134,183,398)
Class B	(34,293,935)	(20,095,320)
Class C	(77,557,352)	(34,120,436)
Class N	(35,173,899)	(13,524,392)
Class Y	(8,265,179)	(2,073,838)

	(456,096,328)	(203,997,384)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(205,919,474)	747,231,246
Class B	(55,983,402)	(8,849,004)
Class C	(72,486,028)	177,562,311
Class N	13,190,840	124,137,481
Class Y	46,837,853	50,475,978

	(274,360,211)	1,090,558,012

Net Assets
Total increase (decrease)	(3,014,074,823)	1,722,685,738
Beginning of period	5,201,560,217	3,478,874,479

End of period (including accumulated net investment loss of $706,541 and $452,996, respectively)	$2,187,485,394	$5,201,560,217

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$42.78	$36.95	$33.08	$30.08	$26.11

Income (loss) from investment operations:
Net investment income (loss)[1]	.02	(.08)	.05	(.04)	(.17)
Net realized and unrealized gain (loss)	(19.19)	7.97	5.69	6.22	5.42

Total from investment operations	(19.17)	7.89	5.74	6.18	5.25

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(3.71)	(2.06)	(1.87)	(3.18)	(1.28)

Net asset value, end of period	$19.90	$42.78	$36.95	$33.08	$30.08

Total Return, at Net Asset Value[2]	(48.93)%	22.18%	18.04%	21.87%	20.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,476,752	$3,530,371	$2,343,715	$1,298,204	$543,999

Average net assets (in thousands)	$2,688,839	$3,150,544	$1,884,099	$893,501	$436,617

Ratios to average net assets:[3]
Net investment income (loss)	0.06%	(0.19)%	0.13%	(0.11)%	(0.61)%
Total expenses	1.16%[4,5,6]	1.08%[4,5,6]	1.14%[4,5,6]	1.23%[5]	1.35%[5]

Portfolio turnover rate	94%	115%	136%	121%	163%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	1.16%
Year Ended October 31, 2007	1.08%
Year Ended October 31, 2006	1.14%

5.	Reduction to custodian expenses less than 0.005%.

6.	Waiver or reimbursement of indirect management fees less than 0.005%.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$38.10	$33.38	$30.29	$28.01	$24.59

Income (loss) from investment operations:
Net investment loss[1]	(.22)	(.36)	(.22)	(.29)	(.37)
Net realized and unrealized gain (loss)	(16.80)	7.14	5.18	5.75	5.07

Total from investment operations	(17.02)	6.78	4.96	5.46	4.70

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(3.71)	(2.06)	(1.87)	(3.18)	(1.28)

Net asset value, end of period	$17.37	$38.10	$33.38	$30.29	$28.01

Total Return, at Net Asset Value[2]	(49.34)%	21.18%	17.08%	20.82%	19.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$132,365	$367,688	$327,908	$272,643	$198,971

Average net assets (in thousands)	$256,533	$370,633	$307,618	$243,754	$190,251

Ratios to average net assets:[3]
Net investment loss	(0.75)%	(1.00)%	(0.71)%	(0.98)%	(1.43)%
Total expenses	1.96%[4,5,6]	1.90%[4,5,6]	1.97%[4,5,6]	2.09%[5]	2.18%[5]

Portfolio turnover rate	94%	115%	136%	121%	163%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	1.96%
Year Ended October 31, 2007	1.90%
Year Ended October 31, 2006	1.97%

5.	Reduction to custodian expenses less than 0.005%.

6.	Waiver or reimbursement of indirect management fees less than 0.005%.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class C Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$38.10	$33.36	$30.25	$27.97	$24.55

Income (loss) from investment operations:
Net investment loss[1]	(.20)	(.34)	(.20)	(.27)	(.37)
Net realized and unrealized gain (loss)	(16.81)	7.14	5.18	5.73	5.07

Total from investment operations	(17.01)	6.80	4.98	5.46	4.70

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(3.71)	(2.06)	(1.87)	(3.18)	(1.28)

Net asset value, end of period	$17.38	$38.10	$33.36	$30.25	$27.97

Total Return, at Net Asset Value[2]	(49.30)%	21.25%	17.17%	20.85%	19.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$318,189	$812,430	$542,273	$292,689	$122,329

Average net assets (in thousands)	$598,093	$725,723	$429,214	$199,650	$96,555

Ratios to average net assets:[3]
Net investment loss	(0.70)%	(0.95)%	(0.64)%	(0.91)%	(1.42)%
Total expenses	1.91%[4,5,6]	1.84%[4,5,6]	1.92%[4,5,6]	2.03%[5]	2.16%[5]

Portfolio turnover rate	94%	115%	136%	121%	163%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	1.91%
Year Ended October 31, 2007	1.84%
Year Ended October 31, 2006	1.92%

5.	Reduction to custodian expenses less than 0.005%.

6.	Waiver or reimbursement of indirect management fees less than 0.005%.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$41.75	$36.24	$32.58	$29.77	$25.98

Income (loss) from investment operations:
Net investment loss[1]	(.09)	(.22)	(.08)	(.14)	(.26)
Net realized and unrealized gain (loss)	(18.64)	7.79	5.61	6.13	5.33

Total from investment operations	(18.73)	7.57	5.53	5.99	5.07

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(3.71)	(2.06)	(1.87)	(3.18)	(1.28)

Net asset value, end of period	$19.31	$41.75	$36.24	$32.58	$29.77

Total Return, at Net Asset Value[2]	(49.10)%	21.71%	17.65%	21.42%	20.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$187,639	$397,075	$229,340	$102,971	$36,322

Average net assets (in thousands)	$320,483	$325,526	$171,305	$68,779	$21,951

Ratios to average net assets:[3]
Net investment loss	(0.29)%	(0.55)%	(0.22)%	(0.44)%	(0.93)%
Total expenses	1.56%[4]	1.45%[4]	1.50%[4]	1.57%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.45%	1.50%	1.57%	1.66%

Portfolio turnover rate	94%	115%	136%	121%	163%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	1.56%
Year Ended October 31, 2007	1.45%
Year Ended October 31, 2006	1.50%
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class Y Year Ended October 31,	2008	2007	2006	2005[1]

Per Share Operating Data
Net asset value, beginning of period	$43.17	$37.14	$33.08	$33.38

Income (loss) from investment operations:
Net investment income (loss)[2]	.14	.07	.26	—[3]
Net realized and unrealized gain (loss)	(19.42)	8.02	5.67	(.30)

Total from investment operations	(19.28)	8.09	5.93	(.30)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(3.71)	(2.06)	(1.87)	—

Net asset value, end of period	$20.18	$43.17	$37.14	$33.08

Total Return, at Net Asset Value[4]	(48.73)%	22.63%	18.64%	(0.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,540	$93,996	$35,638	$1

Average net assets (in thousands)	$93,084	$63,467	$12,164	$1

Ratios to average net assets:[5]
Net investment income (loss)	0.43%	0.18%	0.76%	(0.32)%
Total expenses	0.76%[6,7,8]	0.72%[6,7,8]	0.68%[6,7,8]	0.90%[7]

Portfolio turnover rate	94%	115%	136%	121%

1.	For the period from October 24, 2005 (inception of offering) to October 31, 2005.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	0.76%
Year Ended October 31, 2007	0.72%
Year Ended October 31, 2006	0.68%

7.	Reduction to custodian expenses less than 0.005%.

8.	Waiver or reimbursement of indirect management fees less than 0.005%.
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Small- & Mid-Cap Value Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. This fee will be discontinued effective January 1, 2009.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining
F16 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
F17 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$—	$—	$460,115,322	$1,108,056,201

1.	As of October 31, 2008, the Fund had $460,115,322 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2008, details of the capital loss carryforward were as follows:

Expiring
2016	$460,115,322

2.	During the fiscal year ended October 31, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended October 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends
F18 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss on
Paid-in Capital	Income Loss	Investments
$7,214,603	$4,880,784	$2,333,819
The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Distributions paid from:
Ordinary income	$172,043,745	$110,658,381
Long-term capital gain	284,052,583	93,339,003

Total	$456,096,328	$203,997,384

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,307,215,518
Federal tax cost of other investments	(3,884,392)

Total federal tax cost	$3,303,331,126

Gross unrealized appreciation	$45,537,512
Gross unrealized depreciation	(1,153,593,713)

Net unrealized depreciation	$(1,108,056,201)

Trustees’ Compensation. On November 19, 2007, the Fund’s Board of Trustees voted to freeze participation in the retirement plan for the Board’s independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.
During the year ended October 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$203,161
Payments Made to Retired Trustees	13,307
Accumulated Liability as of October 31, 2008	615,428
F19 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the
F20 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Class A
Sold	14,579,144	$480,189,852	35,296,465	$1,413,973,807
Dividends and/or distributions reinvested	6,926,755	262,385,484	3,138,182	116,865,940
Redeemed	(29,827,590)	(948,494,810)[1]	(19,334,484)	(783,608,501)[2]

Net increase (decrease)	(8,321,691)	$(205,919,474)	19,100,163	$747,231,246

Class B
Sold	947,552	$26,648,788	2,354,173	$83,945,046
Dividends and/or distributions reinvested	922,273	30,711,680	536,345	17,919,301
Redeemed	(3,900,257)	(113,343,870)[1]	(3,063,581)	(110,713,351)[2]

Net decrease	(2,030,432)	$(55,983,402)	(173,063)	$(8,849,004)

Class C
Sold	2,707,673	$78,229,969	8,127,707	$289,824,285
Dividends and/or distributions reinvested	1,615,748	53,788,265	704,284	23,516,054
Redeemed	(7,336,844)	(204,504,262)[1]	(3,761,916)	(135,778,028)[2]

Net increase (decrease)	(3,013,423)	$(72,486,028)	5,070,075	$177,562,311

Class N
Sold	3,070,051	$97,470,679	5,367,554	$211,159,602
Dividends and/or distributions reinvested	783,162	28,867,366	305,817	11,153,148
Redeemed	(3,647,956)	(113,147,205)[1]	(2,492,279)	(98,175,269)[2]

Net increase	205,257	$13,190,840	3,181,092	$124,137,481

F21 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Class Y
Sold	2,584,302	$82,871,336	1,491,531	$61,957,864
Dividends and/or distributions reinvested	175,077	6,700,208	55,375	2,073,776
Redeemed	(1,342,519)	(42,733,691)[1]	(329,064)	(13,555,662)[2]

Net increase	1,416,860	$46,837,853	1,217,842	$50,475,978

1.	Net of redemption fees of $30,623, $2,922, $6,812, $3,650 and $1,060 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $55,972, $6,585, $12,893, $5,783 and $1,128 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2008, were as follows:

	Purchases	Sales
Investment securities	$3,613,780,197	$4,250,473,518
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4 billion	0.58
Over $6.0 billion	0.56
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2008, the Fund paid $10,412,561 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
F22 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the plan at September 30, 2008 for Class B, Class C and Class N shares were $304,600, $7,659,840 and $3,505,598, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
October 31, 2008	$388,558	$60,727	$511,353	$87,271	$4,388
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2008, OFS waived $187,906 for Class N shares. This undertaking may be amended or withdrawn at any time.
F23 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2008, the Manager waived $152,451 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security
F24 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. Written option activity for the year ended October 31, 2008 was as follows:

	Put Options
	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2007	—	$—
Options written	5,750	2,202,250

Options outstanding as of October 31, 2008	5,750	$2,202,250

7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F25 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid- Cap Value Fund, (one of the portfolios constituting the Oppenheimer Quest For Value Funds) including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid- Cap Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2008
F26 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $2.3082 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 10, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended October 31, 2008 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2008 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
24 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of John Damian, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mid-cap value funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance were better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and mid-cap value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses are lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
25 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
26 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
27 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial,
Colorado 80112-3924. Each Trustee serves for an indefinite term or until his or her resignation, retirement, death or removal.

Thomas W. Courtney, Chairman of the Board of Trustees (since 2001), Trustee (since 1987) Age: 75	Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner of Trivest Venture Fund (private venture capital fund); President of Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trust (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company)
(2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager
(1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Lacy B. Herrmann, Trustee (since 1987) Age: 79	Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management LLC (since August 1984); Chief Executive Officer and President of Aquila Management Corporation (August 1984-December 1994); Vice President, Director and Secretary of Aquila Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT) (until September 2007); Chairman, President and Director of InCap Management Corporation (until 2004); Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of Premier VIT (formerly PIMCO Advisors VIT)
28 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Lacy B. Herrmann, Continued	(investment company) (since 1994); Trustee of OCC Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Trustee (since 2001) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of the Jackson Laboratory
(non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfo- lios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an Officer and Director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street,
11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal.

John V. Murphy, Trustee (since 2005) and President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Damian and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

John Damian, Vice President and Portfolio Manager (since 2001) Age: 40	Senior Vice President and Head of Value Equity Investments (since February 2007); Vice President of the Manager (September 2001-February 2007). Senior Analyst/Director for Citigroup Asset Management (November 1999-September 2001). An officer of 2 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
30 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

October 31, 2008 Oppenheimer Management Quest Opportunity Commentaries and Value FundSM Annual Report M A N A G E M E N T C O M M E N TA R I E S Market Recap and Outlook Listing of Top Holdings A N N U A L R E P O RT Fund Performance Discussion Listing of Investments Financial Statements “The Fund used its flexible mandate to significantly reduce the effects of negative conditions in the stock market.”

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Industries

Software	12.1%
Media	7.1
Communications Equipment	5.8
Internet Software & Services	4.7
Tobacco	4.6
Oil, Gas & Consumable Fuels	3.2
Capital Markets	2.3
Pharmaceuticals	2.3
Food Products	1.9
Insurance	1.4
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on net assets.
Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	6.1%
Research in Motion Ltd.	3.0
Microsoft Corp.	2.6
QUALCOMM, Inc.	2.3
Exxon Mobil Corp.	2.2
Google, Inc., Cl. A	2.1
Philip Morris International, Inc.	2.1
Nestle SA	1.9
THQ, Inc.	1.8
Comcast Corp., Cl. A Special, Non-Vtg.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on net assets. For up-to-date Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2008, and are based on the total market value of investments.
8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended October 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. Oppenheimer Quest Opportunity Value Fund’s Class A shares (without sales charge) held up better than the Standard & Poor’s 500 Index during the 12 months ended October 31, 2008, generating a total return of –18.62%. We attribute this relative outperformance to using the Fund’s flexible mandate effectively. Throughout the period, we maintained a conservative positioning for the overall portfolio, investing approximately 70% of assets in equities, creating short positions equal to about 20% of assets (for a net equity position of 50%) and allocating the balance of assets to cash equivalents. The shorts and cash positions made net contributions to performance, while equities as a whole detracted from results.
     Throughout the reporting period, we maintained a relatively cautious stance toward equities. Concerned about the effects of the credit crisis on financial services stocks, we underweighted that sector, a move that proved beneficial. Also of benefit were the decisions to underweight the volatile energy sector as well as consumer discretionary stocks, which generally lost value as it became increasingly evident that the U.S. economy was headed for recession.
     Additionally, we chose to initiate or augment positions in specific companies that we believed had very strong multiyear earnings power or the stamina to weather an economic downturn better than most (e.g., consumer staples companies Altria Group, Inc. and Nestlé SA and selected healthcare stocks). THQ, a developer, publisher and worldwide distributor of video games, was the largest individual detractor from performance. In the midst of the market volatility, we were able to purchase THQ shares at attractive prices. The stock rebounded mid-year but later lost ground due to concerns that slowing consumer spending will impair profits and earnings. Overall, our consumer staples stocks outperformed and our healthcare investments underperformed when compared to their respective sectors of the benchmark index.
     A positive factor for the Fund was a short position against low-quality (i.e., subprime) mortgages. Anticipating the downturn in the subprime sector early on, we had created (in 2006) a special transaction designed to generate profits in the event prices for subprime mortgage-backed securities (MBS) declined. This transaction paired a specially structured investment product with a hedging strategy. The pairing put no capital at risk and yet allowed the Fund to profit from falling prices in the subprime sector as defaults there continued to grow.
9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
     We invested the Fund’s fixed-income allocation primarily in money market instruments (i.e., cash equivalents), generating a positive yield for the Fund while maintaining the flexibility to move into equities at any time. We took partial advantage of that flexibility in September and October. During the market’s sharp downturn, we upgraded the Fund’s equity holdings, buying shares of several companies with strong balance sheets and good earnings growth potential at very reasonable prices. At the end of the period, the Fund’s equity exposure was approximately 56%.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2008. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities. Indices cannot be purchased directly by investors. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 10/31/08
1-Year -23.30%      5-Year 2.77%      10-Year 2.70%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 16 for further information.
11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 10/31/08
1-Year -22.59%      5-Year 2.94%      10-Year 2.92%
12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 10/31/08
1-Year -19.89%      5-Year 3.22%      10-Year 2.62%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 16 for further information.
13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 10/31/08
1-Year -19.57%      5-Year 3.63%      Since Inception (3/1/01) 1.10%
14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class Y Shares of the Fund at 10/31/08
1-Year -18.45%      5-Year 4.17%      10-Year 3.57%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 16 for further information.
15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
OppenheimerFunds, Inc. became the Fund’s advisor on 11/22/95, and assumed responsibility for the Fund’s portfolio stock selection on 1/1/05. The Fund’s subadvisor prior to 1/1/05 was OpCap Advisors, which was the Fund’s advisor prior to 11/22/95.
Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2008	October 31, 2008	October 31, 2008
Actual
Class A	$1,000.00	$819.50	$6.93
Class B	1,000.00	816.60	10.38
Class C	1,000.00	816.80	10.43
Class N	1,000.00	818.10	8.45
Class Y	1,000.00	820.40	6.06

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.55	7.69
Class B	1,000.00	1,013.77	11.50
Class C	1,000.00	1,013.72	11.56
Class N	1,000.00	1,015.89	9.37
Class Y	1,000.00	1,018.50	6.72
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2008 are as follows:

Class	Expense Ratios
Class A	1.51%
Class B	2.26
Class C	2.27
Class N	1.84
Class Y	1.32
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

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20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2008

	Shares	Value
Common Stocks—56.0%
Consumer Discretionary—7.1%
Media—7.1%
Cablevision Systems Corp. New York Group, Cl. A	789,290	$13,994,112
Comcast Corp., Cl. A Special, Non-Vtg.	1,466,900	22,619,598
Jupiter Telecommunications Co. Ltd.	15,943	10,715,791
Liberty Global, Inc., Series A1,2	1,163,678	19,189,050
Liberty Global, Inc., Series C1	767,287	12,399,358
National CineMedia, Inc.	1,021,183	8,271,582
Time Warner Cable, Inc., Cl. A1	356,688	6,983,951

		94,173,442

Consumer Staples—6.5%
Food Products—1.9%
Nestle SA	649,310	25,309,753
Tobacco—4.6%
Altria Group, Inc.[2]	625,600	12,005,264
Lorillard, Inc.[2]	326,400	21,496,704
Philip Morris International, Inc.[2]	625,600	27,194,832

		60,696,800

Energy—3.2%
Oil, Gas & Consumable Fuels—3.2%
Alpha Natural Resources, Inc.[1]	110,000	3,934,700
Exxon Mobil Corp.[2]	386,600	28,654,792
Petroleo Brasileiro SA, ADR[2]	376,000	10,110,640

		42,700,132

Financials—5.1%
Capital Markets—2.3%
Credit Suisse Group AG, ADR	235,900	8,822,660
Julius Baer Holding AG	481,094	18,937,908
Morgan Stanley	170,700	2,982,129

		30,742,697

Consumer Finance—1.4%
SLM Corp.[1]	1,695,800	18,094,186
Insurance—1.4%
Everest Re Group Ltd.	247,400	18,480,780
Health Care—5.0%
Biotechnology—0.8%
Amicus Therapeutics, Inc.[1,2]	404,500	4,299,835
Human Genome Sciences, Inc.[1]	749,800	2,421,854
Orexigen Therapeutics, Inc.[1,2]	484,880	2,303,180
Theravance, Inc.[1]	218,300	1,480,074

		10,504,943

Health Care Providers & Services—1.0%
Medco Health Solutions, Inc.[1]	183,700	6,971,415
Skilled Healthcare Group, Inc., Cl. A1,2	449,900	5,524,772

		12,496,187

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.[1]	197,000	7,998,200
Waters Corp.[1]	96,500	4,226,700

		12,224,900

Pharmaceuticals—2.3%
Abbott Laboratories[2]	165,600	9,132,840
Mylan, Inc.[1,2]	1,178,400	10,098,888
Schering-Plough Corp.[2]	746,800	10,821,132

		30,052,860

Industrials—2.9%
Aerospace & Defense—0.3%
Orbital Sciences Corp.[1,2]	212,000	4,343,880
F1 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Commercial Services & Supplies—0.0%
Sinomem Technology Ltd.[1]	1,869,000	$104,363
Industrial Conglomerates—1.2%
Siemens AG, Sponsored ADR[2]	264,400	15,903,660
Machinery—1.0%
Joy Global, Inc.	250,500	7,259,490
Navistar International Corp.[1]	192,600	5,801,112

		13,060,602

Trading Companies & Distributors—0.4%
Aircastle Ltd.	715,800	4,974,810
Information Technology—25.0%
Communications Equipment—5.8%
Cisco Systems, Inc.[1]	409,200	7,271,484
QUALCOMM, Inc.	794,600	30,401,396
Research in Motion Ltd.[1]	775,200	39,093,336

		76,766,216

Computers & Peripherals—1.0%
International Business Machines Corp.[2]	142,800	13,276,116
Internet Software & Services—4.7%
eBay, Inc.[1,2]	1,315,200	20,083,104
Google, Inc., Cl. A1,2	78,200	28,101,952
Yahoo!, Inc.[1,2]	1,105,500	14,172,510

		62,357,566

Semiconductors & Semiconductor Equipment—1.4%
Applied Materials, Inc.	1,001,800	12,933,238
Varian Semiconductor Equipment Associates, Inc.[1]	237,400	4,657,788

		17,591,026

Software—12.1%
Electronic Arts, Inc.[1]	270,954	6,172,332
Microsoft Corp.[2]	1,534,700	34,269,851
Novell, Inc.[1,2]	1,186,600	5,529,556
Synopsys, Inc.[1]	465,700	8,512,996
Take-Two Interactive Software, Inc.[2,3]	6,780,343	80,414,868
THQ, Inc.[1,2]	3,260,178	24,288,326

		159,187,929

Materials—1.0%
Chemicals—1.0%
Lubrizol
Corp. (The)[2]	156,500	5,881,270
Mosaic Co. (The)	182,300	7,184,443

		13,065,713

Utilities—0.2%
Energy Traders—0.2%
NRG Energy, Inc.[1]	110,500	2,569,125

Total Common Stocks (Cost $892,293,082)		738,677,686

	Principal
	Amount
Mortgage-Backed Obligations—0.2%
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2 A2, 4.396%, 4/1/34[4] (Cost $2,479,478)	$2,917,008	2,586,459

Convertible Corporate Bonds and Notes—0.2%
Theravance, Inc., 3% Cv.Sub. Nts., 1/15/15 (Cost $3,692,000)	3,692,000	2,672,085

Event-Linked Bonds—0.3%
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 6.691%, 8/10/11[4,5]	3,000,000	2,938,200
Fremantle Ltd. Catastrophe Linked Nts., Cl. B, 5.204%, 6/28/10[4,5]	1,000,000	1,002,675

Total Event-Linked Bonds (Cost $4,000,000)		3,940,875
F2 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Expiration	Exercise	Notional
	Date	Rate	Amount	Value
Swaptions Purchased—0.3%
Goldman Sachs International Call; Paid: Option premium payment of Euro 2,450,000; Received:
The greater of 0 or {(30 year EUR-ISDA-EURIBOR -2 year EUR-EURIBOR)-74.5 basis points}[6] (Cost $3,867,953)	4/19/10	0.745%	$1,000,000,000	$3,555,870

	Shares
Investment Company—43.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.95%[3,7] (Cost $569,978,857)	569,978,857	569,978,857

Total Investments, at Value (Cost $1,476,311,370)	100.2%	1,321,411,832
Liabilities in Excess of Other Assets	(0.2)	(2,635,845)

Net Assets	100.0%	$1,318,775,987

Industry classifications are unaudited.
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	All or a portion of the security was segregated by the Fund in the amount of $318,046,745, which represented 1,210.33% of the market value of securities sold short. See Note 1 of accompanying Notes.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	October 31,	Gross	Gross	October 31,
	2007	Additions	Reductions	2008
Oppenheimer Institutional Money Market Fund, Cl. E	393,707,214	1,391,441,063	1,215,169,420	569,978,857
Take-Two Interactive Software, Inc.	4,722,550	2,057,793	—	6,780,343

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$569,978,857	$20,901,584
Take-Two Interactive Software, Inc.	80,414,868	544

	$650,393,725	$20,902,128

4.	Represents the current interest rate for a variable or increasing rate security.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,940,875 or 0.30% of the Fund’s net assets as of October 31, 2008.

6.	Swap contract terms if the option was exercised on exercise date.

7.	Rate shown is the 7-day yield as of October 31, 2008.
F3 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares
	Sold Short	Value
Common Stock Securities Sold Short—(2.0)%
Advanta Corp., Cl. B	(469,000)	$(2,119,880)
Capital One Financial Corp.	(162,800)	(6,368,736)
Pacific Capital Bancorp	(182,700)	(3,588,228)
SunTrust Banks, Inc.	(127,500)	(5,117,850)
Volkswagen AG	(15,000)	(9,083,088)

Total Common Stock Securities Sold Short (Proceeds $25,963,429)		$(26,277,782)

Foreign Currency Exchange Contracts as of October 31, 2008 are as follows:

		Contract
		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)	Dates	Value	Appreciation	Depreciation
Singapore Dollar (SGD)	Sell	39 SGD	11/3/08-11/4/08	$26,499	$105	$108
Credit Default Swap Contracts as of October 31, 2008 are as follows:

		Buy/Sell	Notional	Pay/		Upfront
Swap	Reference	Credit	Amount	Receive	Termination	Payment
Counterparty	Entity	Protection	(000s)	Fixed Rate	Date	Paid	Value
Goldman Sachs International:
	CMBX.NA.A.4 Index	Buy	$15,000	3.480%	2/17/51	$3,701,831	$7,724,793
	CMBX.NA.A.4 Index	Buy	15,000	3.480	2/17/51	4,960,675	7,724,793
	CMBX.NA.A.4 Index	Buy	15,000	3.480	2/17/51	4,427,956	7,724,793

						13,090,462	23,174,379
Deutsche Bank AG, London Branch:
	Custom basket of Asset-Backed Securities	Sell	11,899	15.423	4/25/36	—	(11,662,815)
	Custom basket of Asset-Backed Securities	Buy	2,120	2.910	4/25/36	—	1,511,393
	Custom basket of Asset-Backed Securities	Buy	5,819	3.150	2/25/36	—	3,792,115

						—	(6,359,307)

						$13,090,462	$16,815,072

See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $775,127,280)	$671,018,107
Affiliated companies (cost $701,184,090)	650,393,725

1,321,411,832
Cash	8,009,302
Deposits with broker for securities sold short	3,742,637
Unrealized appreciation on foreign currency exchange contracts	105
Swaps, at value (upfront payment paid $13,090,462)	28,477,887
Receivables and other assets:
Investments sold	6,414,944
Shares of beneficial interest sold	3,471,885
Interest and dividends	2,544,254
Other	99,748

Total assets	1,374,172,594

Liabilities
Bank overdraft-foreign currencies (cost $3,745,115)	3,745,115
Short positions, at value (proceeds of $25,963,429)—see accompanying statement of investments	26,277,782
Unrealized depreciation on foreign currency exchange contracts	108
Swaps, at value	11,662,815
Payables and other liabilities:
Investments purchased	10,877,873
Shares of beneficial interest redeemed	1,841,252
Trustees’ compensation	286,703
Distribution and service plan fees	270,589
Transfer and shareholder servicing agent fees	227,003
Shareholder communications	143,131
Other	64,236

Total liabilities	55,396,607

Net Assets	$1,318,775,987

Composition of Net Assets
Par value of shares of beneficial interest	$574,801
Additional paid-in capital	1,454,676,314
Accumulated net investment loss	(4,016,378)
Accumulated net realized gain on investments and foreign currency transactions	19,035,344
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(151,494,094)

Net Assets	$1,318,775,987

F5 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $ 1,052,971,484 and 45,480,238 shares of beneficial interest outstanding)	$23.15
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$24.56
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $90,922,969 and 4,117,379 shares of beneficial interest outstanding)	$22.08
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,330,526 and 6,294,407 shares of beneficial interest outstanding)	$21.98
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,858,480 and 785,907 shares of beneficial interest outstanding)	$22.72
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $ 18,692,528 and 802,214 shares of beneficial interest outstanding)	$23.30
See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $504,483)	$11,330,512
Affiliated companies	20,902,128
Interest	3,326,932
Income from investment of securities lending cash collateral, net	323
Other income	39,946

Total investment income	35,599,841

Expenses
Management fees	12,163,361
Distribution and service plan fees:
Class A	2,867,034
Class B	1,135,964
Class C	1,389,897
Class N	101,500
Transfer and shareholder servicing agent fees:
Class A	1,993,620
Class B	173,247
Class C	257,219
Class N	54,447
Class Y	38,915
Shareholder communications:
Class A	218,408
Class B	54,069
Class C	24,767
Class N	2,450
Class Y	340
Financing expense from short sales	2,267,974
Dividends on short sales	1,587,083
Trustees’ compensation	94,079
Custodian fees and expenses	48,559
Other	190,307

Total expenses	24,663,240
Less reduction to custodian expenses	(11,089)
Less waivers and reimbursements of expenses	(622,893)

Net expenses	24,029,258

Net Investment Income	11,570,583
F7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(153,044,008)
Closing and expiration of option contracts written	61,598
Foreign currency transactions	6,752,302
Short positions	11,620,363
Swap contracts	189,667,706

Net realized gain	55,057,961
Net change in unrealized appreciation (depreciation) on:
Investments	(312,080,185)
Translation of assets and liabilities denominated in foreign currencies	(6,743,167)
Option contracts written	4,407,451
Short positions	55,819,195
Swap contracts	(105,076,227)

Net change in unrealized depreciation	(363,672,933)

Net Decrease in Net Assets Resulting from Operations	$(297,044,389)

See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2008	2007
Operations
Net investment income	$11,570,583	$21,310,950
Net realized gain	55,057,961	89,214,123
Net change in unrealized appreciation (depreciation)	(363,672,933)	151,231,264

Net increase (decrease) in net assets resulting from operations	(297,044,389)	261,756,337

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(115,476,728)	(14,746,168)
Class B	(12,420,749)	(809,496)
Class C	(13,430,105)	(806,208)
Class N	(2,168,220)	(190,528)
Class Y	(1,511,547)	(214,516)

	(145,007,349)	(16,766,916)
Distributions from net realized gain:
Class A	(76,091,447)	(46,068,957)
Class B	(8,918,207)	(6,486,147)
Class C	(9,528,227)	(5,923,177)
Class N	(1,470,686)	(876,962)
Class Y	(980,315)	(626,139)

	(96,988,882)	(59,981,382)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	315,531,175	(126,775,122)
Class B	(2,632,641)	(40,312,003)
Class C	52,529,813	(19,374,057)
Class N	3,681,669	(2,113,092)
Class Y	10,355,880	(4,950,598)

	379,465,896	(193,524,872)

Net Assets
Total decrease	(159,574,724)	(8,516,833)
Beginning of period	1,478,350,711	1,486,867,544

End of period (including accumulated net investment loss of $4,016,378 and $1,047,177, respectively)	$1,318,775,987	$1,478,350,711

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$34.21	$30.15	$32.58	$32.41	$30.00

Income (loss) from investment operations:
Net investment income[1]	.26	.51	.36	.17	.07
Net realized and unrealized gain (loss)	(5.63)	5.17	1.67	2.27	2.41

Total from investment operations	(5.37)	5.68	2.03	2.44	2.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(3.43)	(.39)	(.24)	(.04)	(.07)
Distributions from net realized gain	(2.26)	(1.23)	(4.22)	(2.23)	—

Total dividends and/or distributions to shareholders	(5.69)	(1.62)	(4.46)	(2.27)	(.07)

Net asset value, end of period	$23.15	$34.21	$30.15	$32.58	$32.41

Total Return, at Net Asset Value[2]	(18.62)%	19.65%	7.00%	7.79%	8.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,052,971	$1,164,793	$1,146,503	$1,378,475	$1,459,053

Average net assets (in thousands)	$1,166,299	$1,142,058	$1,238,504	$1,465,797	$1,497,594

Ratios to average net assets:[3]
Net investment income	0.93%	1.61%	1.22%	0.53%	0.23%
Total expenses	1.56%[4]	1.40%[4]	1.43%[4]	1.33%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.37%	1.43%	1.28%	1.32%

Portfolio turnover rate	135%	51%	66%	100%	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	1.60%
Year Ended October 31, 2007	1.43%
Year Ended October 31, 2006	1.43%
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class B Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$32.82	$28.97	$31.44	$31.55	$29.36

Income (loss) from investment operations:
Net investment income (loss)[1]	.06	.26	.13	(.08)	(.17)
Net realized and unrealized gain (loss)	(5.39)	4.97	1.62	2.20	2.36

Total from investment operations	(5.33)	5.23	1.75	2.12	2.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(3.15)	(.15)	—	—	—
Distributions from net realized gain	(2.26)	(1.23)	(4.22)	(2.23)	—

Total dividends and/or distributions to shareholders	(5.41)	(1.38)	(4.22)	(2.23)	—

Net asset value, end of period	$22.08	$32.82	$28.97	$31.44	$31.55

Total Return, at Net Asset Value[2]	(19.23)%	18.74%	6.22%	6.94%	7.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,923	$136,745	$159,147	$210,856	$278,215

Average net assets (in thousands)	$113,810	$146,748	$178,815	$247,951	$342,847

Ratios to average net assets:[3]
Net investment income (loss)	0.21%	0.84%	0.47%	(0.27)%	(0.54)%
Total expenses	2.31%[4]	2.17%[4]	2.18%[4]	2.12%	2.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.27%	2.14%	2.18%	2.07%	2.11%

Portfolio turnover rate	135%	51%	66%	100%	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	2.35%
Year Ended October 31, 2007	2.20%
Year Ended October 31, 2006	2.18%
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$32.73	$28.91	$31.38	$31.48	$29.29

Income (loss) from investment operations:
Net investment income (loss)[1]	.04	.26	.13	(.07)	(.16)
Net realized and unrealized gain (loss)	(5.35)	4.96	1.62	2.20	2.35

Total from investment operations	(5.31)	5.22	1.75	2.13	2.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(3.18)	(.17)	—	—	—
Distributions from net realized gain	(2.26)	(1.23)	(4.22)	(2.23)	—

Total dividends and/or distributions to shareholders	(5.44)	(1.40)	(4.22)	(2.23)	—

Net asset value, end of period	$21.98	$32.73	$28.91	$31.38	$31.48

Total Return, at Net Asset Value[2]	(19.21)%	18.73%	6.23%	6.99%	7.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,331	$140,022	$141,981	$174,735	$190,426

Average net assets (in thousands)	$139,228	$139,758	$154,404	$187,520	$203,073

Ratios to average net assets:[3]
Net investment income (loss)	0.15%	0.85%	0.47%	(0.22)%	(0.51)%
Total expenses	2.32%[4]	2.16%[4]	2.18%[4]	2.08%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.28%	2.13%	2.18%	2.02%	2.06%

Portfolio turnover rate	135%	51%	66%	100%	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	2.36%
Year Ended October 31, 2007	2.19%
Year Ended October 31, 2006	2.18%
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class N Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$33.68	$29.68	$32.12	$32.06	$29.72

Income (loss) from investment operations:
Net investment income (loss)[1]	.17	.40	.25	.05	(.05)
Net realized and unrealized gain (loss)	(5.54)	5.10	1.66	2.24	2.39

Total from investment operations	(5.37)	5.50	1.91	2.29	2.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(3.33)	(.27)	(.13)	—	— [2]
Distributions from net realized gain	(2.26)	(1.23)	(4.22)	(2.23)	—

Total dividends and/or distributions to shareholders	(5.59)	(1.50)	(4.35)	(2.23)	—

Net asset value, end of period	$22.72	$33.68	$29.68	$32.12	$32.06

Total Return, at Net Asset Value[3]	(18.89)%	19.26%	6.64%	7.39%	7.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,858	$22,007	$21,431	$25,539	$26,382

Average net assets (in thousands)	$20,349	$21,086	$24,755	$27,162	$23,702

Ratios to average net assets:[4]
Net investment income (loss)	0.62%	1.28%	0.87%	0.17%	(0.15)%
Total expenses	1.90%[5]	1.73%[5]	1.77%[5]	1.69%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.70%	1.77%	1.64%	1.69%

Portfolio turnover rate	135%	51%	66%	100%	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	1.94%
Year Ended October 31, 2007	1.76%
Year Ended October 31, 2006	1.77%
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended October 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$34.39	$30.28	$32.70	$32.52	$30.11

Income (loss) from investment operations:
Net investment income[1]	.30	.56	.41	.22	.12
Net realized and unrealized gain (loss)	(5.65)	5.20	1.69	2.28	2.41

Total from investment operations	(5.35)	5.76	2.10	2.50	2.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(3.48)	(.42)	(.30)	(.09)	(.12)
Distributions from net realized gain	(2.26)	(1.23)	(4.22)	(2.23)	—

Total dividends and/or distributions to shareholders	(5.74)	(1.65)	(4.52)	(2.32)	(.12)

Net asset value, end of period	$23.30	$34.39	$30.28	$32.70	$32.52

Total Return, at Net Asset Value[2]	(18.45)%	19.85%	7.21%	7.98%	8.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,693	$14,784	$17,806	$28,100	$30,831

Average net assets (in thousands)	$17,505	$15,189	$23,687	$29,815	$30,649

Ratios to average net assets:[3]
Net investment income	1.08%	1.77%	1.39%	0.69%	0.38%
Total expenses	1.35%[4]	1.25%[4]	1.24%[4]	1.17%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.21%	1.23%	1.12%	1.16%

Portfolio turnover rate	135%	51%	66%	100%	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2008	1.39%
Year Ended October 31, 2007	1.28%
Year Ended October 31, 2006	1.24%
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Quest Opportunity Value Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected
F15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
F16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
F17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$—	$25,551,240	$169,405	$161,565,190

1.	The Fund had $169,405 of straddle losses which were deferred.

2.	During the fiscal year ended October 31, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended October 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Gain
Paid-in Capital	Loss	on Investments[4]
$96,944,065	$130,467,565	$33,523,500

4.	$3,336,356, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended	Year Ended
	October 31, 2008	October 31, 2007
Distributions paid from:
Ordinary income	$166,792,768	$38,205,589
Long-term capital gain	75,203,463	38,542,709

Total	$241,996,231	$76,748,298

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other
F18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,482,657,856
Federal tax cost of other investments	(9,174,853)

Total federal tax cost	$1,473,483,003

Gross unrealized appreciation	$19,011,348
Gross unrealized depreciation	(180,576,538)

Net unrealized depreciation	$(161,565,190)

Trustees’ Compensation. On November 19, 2007, the Fund’s Board of Trustees voted to freeze participation in the retirement plan for the Board’s independent trustees by not adding new participants to the plan after December 31, 2007. Active independent trustees who have accrued benefits under the plan prior to the freeze date will elect a distribution method with respect to their benefits. Benefits already accrued under the plan for Trustees who were participants prior to that freeze date are not affected.
During the year ended October 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$56,165
Payments Made to Retired Trustees	9,661
Accumulated Liability as of October 31, 2008	259,598
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual
F19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Class A
Sold	13,236,677	$360,999,932	2,510,817	$78,501,341
Dividends and/or distributions reinvested	6,457,412	181,259,556	1,935,781	57,666,925
Redeemed	(8,258,900)	(226,728,313)	(8,427,993)	(262,943,388)

Net increase (decrease)	11,435,189	$315,531,175	(3,981,395)	$(126,775,122)

F20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Class B
Sold	1,196,000	$31,273,067	419,426	$12,661,988
Dividends and/or distributions reinvested	771,963	20,803,933	245,156	7,053,152
Redeemed	(2,016,479)	(54,709,641)	(1,992,292)	(60,027,143)

Net decrease	(48,516)	$(2,632,641)	(1,327,710)	$(40,312,003)

Class C
Sold	2,646,884	$67,904,625	296,492	$8,943,128
Dividends and/or distributions reinvested	791,795	21,235,946	216,370	6,207,650
Redeemed	(1,421,798)	(36,610,758)	(1,147,201)	(34,524,835)

Net increase (decrease)	2,016,881	$52,529,813	(634,339)	$(19,374,057)

Class N
Sold	354,792	$9,479,421	139,625	$4,317,651
Dividends and/or distributions reinvested	131,039	3,620,481	36,261	1,066,438
Redeemed	(353,318)	(9,418,233)	(244,641)	(7,497,181)

Net increase (decrease)	132,513	$3,681,669	(68,755)	$(2,113,092)

Class Y
Sold	486,363	$13,343,895	111,107	$3,500,038
Dividends and/or distributions reinvested	88,364	2,491,862	28,115	840,655
Redeemed	(202,405)	(5,479,877)	(297,418)	(9,291,291)

Net increase (decrease)	372,322	$10,355,880	(158,196)	$(4,950,598)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2008, were as follows:

	Purchases	Sales
Investment securities	$1,122,117,380	$1,245,343,523
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50
F21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2008, the Fund paid $2,531,178 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan, the Fund pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the plan at September 30, 2008 for Class C and Class N shares were $9,194,879 and $725,147, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance,
F22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
October 31, 2008	$315,074	$2,477	$176,826	$13,337	$1,206

Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2008, OFS waived $3,565 for Class N shares. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2008, the Manager waived $619,328 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and
F23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Option Activity Continued market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
Written option activity for the year ended October 31, 2008 was as follows:

	Put Options
	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2007	6,568	$949,389
Options closed or expired	(550)	(61,598)
Options exercised	(6,018)	(887,791)

Options outstanding as of October 31, 2008	—	$—

7. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in teh contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
F24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
F25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Swap Contracts Continued
If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
     As of October 31, 2008, the Fund had no outstanding total return swap agreements.
8. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of October 31, 2008, the Fund had no securities on loan.
F26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

9. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of October 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Opportunity Value Fund, (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2008
F28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $1.7519 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 28, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended October 31, 2008 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $12,486,727 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Emmanuel Ferreira, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load flexible portfolio funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund’s one-year performance was better than its peer group median although its three-year, five-year and ten-year performance were below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses are higher than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Thomas W. Courtney, Chairman of the Board of Trustees (since 2001), Trustee (since 1987) Age: 75	Principal of Courtney Associates, Inc. (venture capital firm) (since 1982); General Partner of Trivest Venture Fund (private venture capital fund); President of Investment Counseling Federated Investors, Inc. (1973-1982); Trustee of the following open-end investment companies: Cash Assets Trust (1984), Premier VIT (formerly PIMCO Advisors VIT), Tax Free Trust of Arizona (since 1984) and four funds for the Hawaiian Tax Free Trust. Oversees 10 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trust (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Lacy B. Herrmann, Trustee (since 1987) Age: 79	Founder and Chairman Emeritus of Aquila Group of Funds (open-end investment company) (since December 2004); Chairman of Aquila Management Corporation and Aquila Investment Management LLC (since August 1984); Chief Executive Officer and President of Aquila Management Corporation (August 1984-December 1994); Vice President, Director and Secretary of Aquila Distributors, Inc. (distributor of Aquila Management Corporation); Treasurer of Aquila Distributors, Inc.; President and Director of STCM Management Company, Inc. (sponsor and adviser to CCMT) (until September 2007); Chairman, President and Director of InCap Management Corporation (until 2004); Director of OCC Cash Reserves, Inc. (open-end investment company) (June 2003-December 2004); Trustee of Premier VIT (formerly PIMCO Advisors VIT) (investment company) (since 1994); Trustee of OCC
26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Lacy B. Herrmann, Continued	Accumulation Trust (open-end investment company) (until December 2004); Trustee Emeritus of Brown University (since June 1983). Oversees 10 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Trustee (since 2001) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of the Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an Officer and Director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retire- ment, death or removal.

John V. Murphy, Trustee (since 2005) and President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.
27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ferreira and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Emmanuel Ferreira, Vice President and Portfolio Manager (since 2004) Age: 41	Vice President of the Manager (since January 2003); Portfolio Manager at Lashire Investments (July 1999-December 2002). An officer of 3 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 port- folios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $79,200 in fiscal 2008 and $69,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2008 and $256,236 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, review of capital accumulation plan and professional services relating to FAS 123R.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2008 and $256,236 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Audit Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Audit Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	12/12/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date:	12/12/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	12/12/2008